GOODWILL	12 Months Ended
Jun. 30, 2023
GOODWILL
GOODWILL
NOTE 10 - GOODWILL
The changes in the carrying amount of goodwill are as follows:

Balance as of July 1, 2021	$1,598
Goodwill upon acquisition	19,697
Translation adjustment	(756)

Balance as of June 30, 2022	$20,539
Translation adjustment	(1,600)

Balance as of June 30, 2023	$18,939

Hollysys Intelligent, as a component of the Industrial Automation operating segment, is considered to be a reporting unit for goodwill impairment purposes as Hollysys Intelligent constitutes a business for which discrete financial information is available and segment management regularly reviews the operating results of Hollysys Intelligent. The amount of goodwill allocated to Hollysys Intelligent was $19,697 upon acquisition, before any impairment charges (note 25). The Company engaged an independent third-party appraiser to assist in the goodwill impairment test. For the year ended June 30, 2022 and 2023, the Company’s impairment test indicated that the carrying amount of Hollysys Intelligent does not exceed its fair value and no impairment of goodwill was noted.
Estimating the fair value of Hollysys Intelligent requires the Company to make assumptions and estimates regarding its future plans, market share, industry and economic conditions. In applying the discounted cash flow approach, key assumptions include the amount and timing of future expected cash flows, terminal value growth rates and appropriate discount rates. The Company estimates future expected cash flows for each geographical area in which it operates and calculates the net present value of those estimated cash flows using risk adjusted discount rates 11.45%. If the discount rates adopted in 2023 increased or decreased by 1%, the fair value of Hollysys Intelligent would decrease or increase by $2,188 and $2,615, respectively.
The Company also performed qualitative assessments with respect to Hollysys Industrial Software and Shandong Lukang, to determine if it is more likely than not that the fair values of Hollysys Industrial Software and Shandong Lukang are less than their carrying amounts. By identifying the most relevant drivers of fair value and significant events, and weighing the identified factors, the Company concluded that it was not more-likely-than-not
that the fair value of these reporting units would be less than their carrying amounts as of June 30, 2023. Therefore, no further impairment testing for Hollysys Industrial Software and Shandong Lukang was required.